AMENDMENT NO. 1
                DATED AS OF FEBRUARY 27, 1998

                             TO

                      CREDIT AGREEMENT
                  DATED AS OF JUNE 26, 1997


     This Amendment No. 1 dated as of February 27, 1998 (the "Amendment") is to the Credit Agreement dated as of June 26, 1997 (the "Credit Agreement") among Owens Corning, the other Borrowers and Guarantors parties thereto, the Banks parties thereto and Credit Suisse First Boston, as Agent. Terms defined in the Credit Agreement will have the same meanings when used in this Amendment.

     Owens Corning, the other Loan Parties, the Banks, and the Agent hereby agree as follows:

     1. Reduction of Commitments. (a) Effective as of the date hereof, the total amount of the Commitments is reduced from $2,000,000,000 to $1,800,000,000.

          (b) The $200,000,000 reduction of the Commitments pursuant to the preceding paragraph (a) constitutes a reduction of the Commitments of $200,000,000 as referred to in Section 5.01(b)(iii) of the Agreement and, therefore, the Commitments shall not hereafter be required to be further reduced pursuant to either Section 5.01(b)(i) or Section 5.01(b)(ii) of the Agreement.

     2.   Interest Coverage Ratio.  Section 8.15 of the
Agreement is hereby amended to read as follows:

     "Section 8.15 Interest Coverage Ratio. Commencing with the fiscal quarter ending September 30, 1997, permit the ratio of Consolidated Adjusted EBITDA to Consolidated Interest Expense as of the last day of any fiscal quarter to be less than the following respective amounts for the period of four consecutive fiscal quarters of the Company ending on the last day of the respective fiscal quarters ending on the following dates (treating those four consecutive fiscal quarters as a single period for the purpose of determining such ratio):

          Fiscal Quarter Ending              Ratio

          March 31, 1998                     2.5 to 1.0
          June 30, 1998 and
          September 30, 1998                 2.25 to 1.0
          Each other March 31, June 30,
          September 30 and December 31       3.0 to 1.0"


     3. Leverage Ratio. Section 8.16 of the Agreement is hereby amended to delete the date "June 30, 1998" and to insert in lieu thereof the date "December 31, 1998" and to delete the date "July 1, 1998" and to insert in lieu thereof the date "January 1, 1999".

     4. Guaranteed Receivables. In Section 15.01(a) of the Agreement, clause (C) of the definition of "Debt" is hereby amended to delete the words "Domestic Subsidiary" each time that such words appear and to insert in lieu thereof the words "Loan Party".


5. Designated Subsidiary Borrowers. Effective as of the date hereof, each of the following Subsidiaries of the Company shall become and be a Designated Subsidiary
Borrower:

Owens-Corning Fiberglas (U.K.) Ltd.
Owens-Corning Building Products (U.K.) Ltd.
Owens Corning Polyfoam UK Ltd.
Owens-Corning Isolation France S.A.

     6. Agreement Continues. Except as expressly amended hereby, the Agreement shall remain in full force and effect. Each reference in the Agreement and the other Loan Documents to the "Agreement" shall be a reference to the Agreement as amended hereby. The amendments set forth above shall not be deemed to be a consent to any other waiver or amendment in respect of the Agreement or any other Loan Document.

     7. Representations and Warranties. In order to induce the Banks and the Agent to enter into this Amendment, the Company hereby represents and warrants to the Banks and the Agent that (a) it has full power, capacity, right and legal authority to execute, deliver and perform its obligations under this Amendment and the Agreement as amended hereby and has taken all action necessary to authorize the execution and delivery of, and the performance of its obligations under, this Amendment and the Agreement as amended hereby, (b) this Amendment and the Agreement as amended hereby constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally,
(c) the representations and warranties contained in the Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, and (d) n
o Default or Event of Default has occurred and is continuing, or would result from the execution, delivery and performance by it of this Amendment or the Agreement as amended hereby.

     8. Effectiveness. Pursuant to Section 13.05(a) of the Agreement, this Amendment shall become effective upon execution hereof by the Company and the Majority Banks.

     9.   Governing Law.  Pursuant to New York General
Obligations Law Section 5-1401, this Amendment shall be governed by the law of the State of New York.

     10. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     11. Entire Agreement. This Amendment embodies the entire agreement among the Company, each other Loan Party, the Banks and the Agent with respect to the subject matter hereof and supercedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their duly authorized officers as of the day and year first written above.

                         OWENS CORNING


                         By___________________________
                              Name:
                              Title:


                         By___________________________
                              Name:
                              Title:

                         CREDIT SUISSE FIRST BOSTON,
                            as Agent and as a Bank


                         By___________________________
                              Name:
                              Title:


                         By___________________________
                              Name:
                              Title:

     ARAB BANK PLC


     By:_________________________________
          Name:
          Title:


     By:_________________________________
          Name:
          Title:

     BANK OF AMERICA ILLINOIS



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         THE BANK OF NEW YORK



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:


                         THE BANK OF NOVA SCOTIA



By:_________________________________
                              Name:
                              Title:




By:_________________________________
                              Name:
                              Title:


                         THE BANK OF TOKYO-MITSUBISHI, LTD.
                           CHICAGO BRANCH



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         BANQUE FRANCAISE DU COMMERCE
EXTERIEUR



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         BANQUE NATIONALE DE PARIS



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         BARCLAYS BANK PLC



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         CREDIT AGRICOLE INDOSUEZ



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         THE CHASE MANHATTAN BANK



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         CIBC, INC.



By:_________________________________
                              Name:
                              Title:


By:_________________________________
                              Name:
                              Title:

                         CITIBANK N.A.



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         COMPAGNIE FINANCIERE DE CIC ET DE
                            L'UNION EUROPEENNE



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         CREDIT COMMUNAL DE BELGIQUE S.A.



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         CREDIT LYONNAIS CHICAGO BRANCH



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         DAI-ICHI KANGYO BANK, LTD.
                           CHICAGO BRANCH



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         DRESDNER BANK AG
                           NEW YORK AND GRAND CAYMAN
BRANCHES



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         THE FIRST NATIONAL BANK OF CHICAGO



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         FLEET NATIONAL BANK



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         THE FUJI BANK, LIMITED



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         GENERALE BANK NEW YORK BRANCH



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         THE INDUSTRIAL BANK OF JAPAN,
LIMITED



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         ISTITUTO BANCARIO SAN PAOLO DI
TORINO, S.P.A., NEW YORK BRANCH



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         KEYBANK NATIONAL ASSOCIATION



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         KREDIETBANK N.V., GRAND CAYMAN
BRANCH



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         THE LONG-TERM CREDIT BANK OF JAPAN,
LTD.



By:_________________________________
                              Name:
                              Title:





                         MELLON BANK, N.A.



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         MERCANTILE BANK N.A.



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         THE MITSUBISHI TRUST AND BANKING
                           CORPORATION, CHICAGO BRANCH



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         THE MITSUI TRUST AND BANKING
COMPANY,
                           LIMITED, NEW YORK BRANCH



By__________________________________
                              Name:
                              Title:


                         MORGAN GUARANTY TRUST COMPANY OF
                           NEW YORK



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         NATIONSBANK, N.A.



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         THE NORTHERN TRUST COMPANY



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         PNC BANK, NATIONAL ASSOCIATION



By:_________________________________
                              Name:
                              Title:


By:_________________________________
                              Name:
                              Title:

                         ROYAL BANK OF CANADA



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         THE SAKURA BANK, LIMITED
                           NEW YORK BRANCH



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:


                         THE SANWA BANK, LIMITED,
                           CHICAGO BRANCH



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:


                         SOCIETE GENERALE



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         STANDARD CHARTERED BANK



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         THE SUMITOMO BANK, LTD.



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         SUMITOMO BANK OF CALIFORNIA



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         THE SUMITOMO TRUST & BANKING CO.,
LTD. NEW YORK BRANCH



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         SUNTRUST BANK, ATLANTA



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         THE TORONTO DOMINION (TEXAS), INC.



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         WACHOVIA BANK OF GEORGIA



By:_________________________________
                              Name:
                              Title:


By:_________________________________
                              Name:
                              Title:

                         WELLS FARGO BANK (TEXAS), NATIONAL
ASSOCIATION



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         WESTDEUTSCHE LANDESBANK
GIROZENTRALE
                           NEW YORK BRANCH



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         BANK OF TOKYO-MITSUBISHI (CANADA)



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:


                         FIRST CHICAGO NBD BANK CANADA



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         THE BANK OF NOVA SCOTIA



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         THE CHASE MANHATTAN BANK OF CANADA



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         CANADIAN IMPERIAL BANK OF COMMERCE



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         CREDIT SUISSE FIRST BOSTON CANADA



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         MELLON BANK CANADA



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         ROYAL BANK OF CANADA



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         SOCIETE GENERALE (CANADA)



By:_________________________________
                              Name:
                              Title:



By:_________________________________
                              Name:
                              Title:

                         EUROPEAN OWENS-CORNING FIBERGLAS
S.A.



By:_________________________________
                              Name: Michael I. Miller
                              Title: Authorized Signatory

                         N.V. OWENS-CORNING S.A.



By:_________________________________
                              Name: Michael I. Miller
                              Title: Authorized Signatory

                         OWENS-CORNING CANADA INC.



By:_________________________________
                              Name: Michael I. Miller
                              Title: Authorized Signatory

                         OWENS-CORNING UK HOLDINGS LTD.



By:_________________________________
                              Name: Michael I. Miller
                              Title: Authorized Signatory

                         SIERRA CORP.



By:_________________________________
                              Name: Michael I. Miller
                              Title: Authorized Signatory

                         FALCON FOAM CORPORATION,
                         as Guarantor



By:_________________________________
                              Name: Michael I. Miller
                              Title: Authorized Signatory

                         IPM INC.,
                         as Guarantor



By:_________________________________
                              Name: Michael I. Miller
                              Title: Authorized Signatory

                         OWENS-CORNING FIBERGLAS SWEDEN
INC.,
                         as Guarantor



By:_________________________________
                              Name: Michael I. Miller
                              Title: Authorized Signatory

                         OWENS-CORNING FIBERGLAS TECHNOLOGY
                           INC., as Guarantor



By:_________________________________
                              Name: Michael I. Miller
                              Title: Authorized Signatory

                         SOLTECH, INC.,
                         as Guarantor



By:_________________________________
                              Name: Michael I. Miller
                              Title: Authorized Signatory

                         UC INDUSTRIES, INC.,
                         as Guarantor



By:_________________________________
                              Name: Michael I. Miller
                              Title: Authorized Signatory

                         WESTERN FIBERGLASS OF TEXAS, INC.,
                         as Guarantor



By:_________________________________
                              Name: Michael I. Miller
                              Title: Authorized Signatory



Each of the undersigned Subsidiaries of Owens Corning hereby acknowledges that, pursuant to the Amendment No. 1 set forth above, it has become a "Designated Subsidiary Borrower" under the Credit Agreement referred to in such Amendment and hereby agrees to become and be a party to, and bound by, such Credit Agreement as a Designated Subsidiary Borrower on the terms and conditions thereof.

                              OWENS-CORNING FIBERGLAS (U.K.)
LTD.


                              By___________________________
                                   Michael I. Miller
                                   Authorized Signatory

     OWENS-CORNING BUILDING PRODUCTS (U.K.) LTD.


                              By___________________________
                                   Michael I. Miller
                                   Authorized Signatory


                              OWENS CORNING POLYFOAM UK LTD.


                              By___________________________
                                   Michael I. Miller
                                   Authorized Signatory

                              OWENS-CORNING ISOLATION FRANCE
S.A.


                              By___________________________
                                   Michael I. Miller
                                   Authorized Signatory